UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant	Filed by a Party other than the Registrant

Check the appropriate box:
Preliminary Proxy Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material under §240.14a-12

NUTANIX, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
No fee required
Fee paid previously with preliminary materials
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

NUTANIX, INC.

SUPPLEMENT TO PROXY STATEMENT

FOR THE 2024 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 13, 2024

NEW RECORD DATE OF NOVEMBER 7, 2024

IN ORDER FOR YOUR VOTE TO BE COUNTED AT THE ANNUAL MEETING, YOU MUST SUBMIT YOUR VOTE BY FOLLOWING THE VOTING PROCEDURES DESCRIBED IN THE ENCLOSED NEW PROXY CARD OR THE UPDATED VOTING INSTRUCTIONS FROM YOUR BROKER, BANK OR OTHER AGENT.

This proxy statement supplement (this “Supplement”) supplements and amends the definitive proxy statement filed by Nutanix, Inc. (the “Company”) on October 22, 2024 (the “Proxy Statement”) for the Company’s 2024 Annual Meeting of Stockholders (the “Annual Meeting”), which will be held via live webcast at www.virtualshareholdermeeting.com/NTNX2024 on Friday, December 13, 2024 at 9:00 a.m., Pacific Time.

Following the filing of the Proxy Statement, it was determined that there was an inadvertent error concerning the record date for the Annual Meeting. The Company is filing this Proxy Supplement to provide for a new record date of November 7, 2024 for the Annual Meeting.

This Supplement hereby supplements the Proxy Statement as set forth below. This Supplement should be read in conjunction with the Proxy Statement. Except as specifically amended or supplemented by the information contained herein, this Supplement does not modify any other information set forth in the Proxy Statement. This Supplement, which includes a new proxy card, is being mailed to our stockholders on or about November 8, 2024.

While there are no changes to the proposals to be acted upon at the Annual Meeting which are described in the Proxy Statement, the proxy card or voting instruction form initially distributed with the Proxy Statement, including the control number contained therein, is no longer valid. If you have already returned the original proxy card or provided voting instructions, your proxy card or voting instruction will not be valid and will not be voted as directed.

Your vote is important. You may vote on all proposals by submitting the new proxy card or submitting a proxy via the Internet or by telephone by following the procedures on your new proxy card. You will need the new control number included on your new proxy card if you are a stockholder of record of shares of Class A common stock, or included with your voting instructions received from your broker, bank or other agent if you hold your shares of Class A common stock in “street name.”

Only stockholders of record of our Class A common stock as of the close of business on the new record date will be entitled to vote at the Annual Meeting. If you were a holder of record on the original record date but are not a holder of record on the new record date for the Annual Meeting, you are not entitled to vote at the Annual Meeting.

The last two paragraphs under the Notice of 2024 Annual Meeting of Stockholders section on page 5 of the Proxy Statement are revised to read as follows:

“The record date for the Annual Meeting is November 7, 2024. Only stockholders of record of our Class A common stock at the close of business on the record date may vote at the Annual Meeting.

On or about November 8, 2024, we mailed to our stockholders the proxy statement supplement dated November 8, 2024 (the “Supplement”), this proxy statement and our annual report. The proxy statement provides instructions on how to vote via the Internet or by telephone. The proxy statement and our annual report can also be accessed directly at the following Internet address: www.proxyvote.com. You will be asked to enter the sixteen-digit control number located on your proxy card or included with your voting instructions received from your broker, bank or other agent.”

The second through fourth paragraphs under the Proxy Statement section on page 8 of the Proxy Statement are revised to read as follows:

"On or about November 8, 2024, we mailed to our stockholders the proxy statement supplement dated November 8, 2024 (the “Supplement”), this proxy statement and our Annual Report on Form 10-K for the fiscal year ended July 31, 2024. This proxy statement provides instructions on how to vote at the Annual Meeting.

Only stockholders of record of our Class A common stock at the close of business on November 7, 2024, the record date for the Annual Meeting, will be entitled to vote at the Annual Meeting. On the record date, there were 267,851,994 shares of Class A common stock outstanding and entitled to vote. A list of stockholders entitled to vote at the Annual Meeting will be available for examination during normal business hours for a period of ten days ending on the day before the Annual Meeting at our principal place of business at 1740 Technology Dr., Suite 150, San Jose, California 95110.

A copy of our Annual Report on Form 10-K for the fiscal year ended July 31, 2024, which was filed with the Securities and Exchange Commission (the “SEC”) on September 19, 2024, accompanies this proxy statement. You also may obtain, without charge, copies of this proxy statement and our Annual Report by writing to our Secretary at Nutanix, Inc., 1740 Technology Drive, Suite 150, San Jose, California 95110.”

The paragraph under the heading “Record Date” under the Proxy Voting Roadmap section on page 9 of the Proxy Statement is revised to read as follows:

“November 7, 2024”

The Security Ownership of Certain Beneficial Owners and Management section on pages 73-74 of the Proxy Statement is revised to read as follows:

“Stock Ownership Information

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of the close of business on November 7, 2024, certain information with respect to the beneficial ownership of our common stock: (i) by each person known by us to be the beneficial owner of more than five percent of the outstanding shares of Class A common stock; (ii) by each of our directors; (iii) by each of our NEOs; and (iv) by all of our current executive officers and directors as a group.

The percentage of shares beneficially owned shown in the table is based on 267,851,994 shares of Class A common stock as of the close of business on November 7, 2024. In computing the number of shares of capital stock beneficially owned by a person and the percentage ownership of such person, we deemed to be outstanding all shares of our capital stock with respect to which the individual has the right to acquire beneficial ownership within 60 days of November 7, 2024 through the exercise of any stock option or other right. However, we did not deem such shares of our capital stock outstanding for the purpose of computing the percentage ownership of any other person.

Beneficial ownership is determined in accordance with SEC rules and generally includes any shares over which a person exercises sole or shared voting or investment power. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown beneficially owned by them, subject to applicable community property laws. The information contained in the following table is not necessarily indicative of beneficial ownership for any other purpose, and the inclusion of any shares in the table does not constitute an admission of beneficial ownership of those shares. Except as otherwise noted below, the address for persons listed in the table is c/o Nutanix, Inc., 1740 Technology Drive, Suite 150, San Jose, California 95110. The information provided in the table below is based on our records, information filed with the SEC and information provided to us, except where otherwise noted.

Name of Beneficial Owner	Shares Beneficially Owned	%
5% Stockholders:
Entities affiliated with Fidelity(1)	36,476,326	13.6
Entities affiliated with the Vanguard Group(2)	24,740,679	9.2
BCPE Nucleon (DE) SPV, LP(3)	16,854,032	6.3
Named Executive Officers and Directors:
Rajiv Ramaswami(4)	771,350	*
Rukmini Sivaraman(5)	213,510	*
David Sangster	123,868	*
Brian Martin	—	*
Tyler Wall	23,371	*
Craig Conway(6)	39,451	*
Max de Groen(7)	16,891,132	6.3
Virginia Gambale(8)	51,390	*
Steven J. Gomo(9)	76,250	*
David Humphrey(10)	16,891,132	6.3
Gayle Sheppard(11)	22,254	*
Brian Stevens(12)	49,335	*
Mark Templeton(13)	21,477	*
All current directors and executive officers as a group (11 persons)(14)	18,173,249	6.8

* Denotes less than 1%

(1) Based on a Schedule 13G/A filed by FMR LLC with the SEC on February 9, 2024, in which it was reported that FMR LLC had sole voting power over 36,475,488 shares and sole dispositive power over 36,476,326 shares. The address for FMR LLC is 245 Summer Street, Boston, Massachusetts 02210.

(2) Based on a Schedule 13G/A filed by The Vanguard Group with the SEC on February 13, 2024, in which it was reported that The Vanguard Group had shared voting power over 90,806 shares, sole dispositive power over 24,390,134 shares, and shared dispositive power over 350,545 shares. The address for The Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355.

(3) Based on a Schedule 13D filed by BCPE Nucleon (DE) SPV, LP with the SEC on July 26, 2024, in which it was reported that BCPE Nucleon (DE) SPV, LP had shared voting power over 16,854,032 shares and shared dispositive power over 16,854,032 shares. The address for BCPE Nucleon (DE) SPV, LP is 200 Clarendon Street, Boston, Massachusetts 02116.

(4) Consists of (i) 639,014 shares of Class A common stock held of record by Mr. Ramaswami and (ii) 132,336 shares of Class A common stock issuable to Mr. Ramaswami upon vesting of RSUs within 60 days of November 7, 2024.

(5) Consists of (i) 192,169 shares of Class A common stock held of record by Ms. Sivaraman and (ii) 21,341 shares of Class A common stock issuable to Ms. Sivaraman upon vesting of RSUs within 60 days of November 7, 2024.

(6) Consists of (i) 33,363 shares of Class A common stock held of record by Mr. Conway and (ii) 6,088 shares of Class A common stock issuable to Mr. Conway upon vesting of RSUs within 60 days of November 7, 2024.

(7) Consists of (i) 16,854,032 shares of Class A common stock held directly by BCPE Nucleon (DE) SPV, LP (ii) 31,012 shares of Class A common stock held of record by Mr. de Groen, and (iii) 6,088 shares of Class A common stock issuable to Mr. de Groen upon vesting of RSUs within 60 days of November 7, 2024. Mr. de Groen is a Partner of Bain Capital Investors, LLC, the ultimate general partner of BCPE Nucleon (DE) SPV, LP. Voting and investment decisions with respect to securities held by BCPE Nucleon (DE) SPV, LP are made by the partners of Bain Capital Investors, LLC. As a result, Mr. de Groen may be deemed to share voting and dispositive power with respect to the securities held by BCPE Nucleon (DE) SPV, LP. Mr. de Groen disclaims beneficial ownership of the securities held by BCPE Nucleon (DE) SPV, LP, except to the extent of his pecuniary interest therein.

(8) Consists of (i) 45,302 shares of Class A common stock held of record by Virginia Gambale TTEE Virginia Gambale REV Trust DTD 5/22/2003 for which Ms. Gambale serves as trustee, and (ii) 6,088 shares of Class A common stock issuable to Ms. Gambale upon vesting of RSUs within 60 days of November 7, 2024.

(9) Consists of (i) 3,962 shares of Class A common stock held of record by The Steven and Chris Gomo Trust for which Mr. Gomo serves as trustee, (ii) 66,200 shares of Class A common stock held of record by The Chris Gomo Legacy Trust, for which Mr. Gomo serves as trustee, and (iii) 6,088 shares of Class A common stock issuable to Mr. Gomo upon vesting of RSUs within 60 days of November 7, 2024.

(10) Consists of (i) 16,854,032 shares of Class A common stock held directly by BCPE Nucleon (DE) SPV, LP, (ii) 31,012 shares of Class A common stock held of record by Mr. Humphrey, and (ii) 6,088 shares of Class A common stock issuable to Mr. Humphrey upon vesting of RSUs within 60 days of November 7, 2024. Mr. Humphrey is a Partner of Bain Capital Investors, LLC, the ultimate general partner of BCPE Nucleon (DE) SPV, LP. Voting and investment decisions with respect to securities held by BCPE Nucleon (DE) SPV, LP are made by the partners of Bain Capital Investors, LLC. As a result, Mr. Humphrey may be deemed to share voting and dispositive power with respect to the securities held by BCPE Nucleon (DE) SPV, LP. Mr. Humphrey disclaims beneficial ownership of the securities held by BCPE Nucleon (DE) SPV, LP, except to the extent of his pecuniary interest therein.

(11) Consists of (i) 16,166 shares of Class A common stock held of record by Ms. Sheppard and (ii) 6,088 shares of Class A common stock issuable to Ms. Sheppard upon vesting of RSUs within 60 days of November 7, 2024.

(12) Consists of (i) 43,247 shares of Class A common stock held of record by Mr. Stevens and (ii) 6,088 shares of Class A common stock issuable to Mr. Stevens upon vesting of RSUs within 60 days of November 7, 2024.

(13) Consists of (i) 15,389 shares of Class A common stock held of record by Mr. Templeton and (ii) 6,088 shares of Class A common stock issuable to Mr. Templeton upon vesting of RSUs within 60 days of November 7, 2024.

(14) Consists of 18,297,117 shares of Class A common stock beneficially owned by our current directors and executive officers as a group.”

The question “Why did I receive a notice regarding the availability of proxy materials on the Internet?” under the Questions and Answers about the Annual Meeting section and the answer thereto on page 76 of the Proxy Statement are deleted.

The first paragraph that follows the question “How do I attend and participate in the Annual Meeting online?” under the Questions and Answers about the Annual Meeting section on page 76 of the Proxy Statement is revised to read as follows:

“We will be hosting the Annual Meeting via live webcast only. Any stockholder can attend the Annual Meeting, live online at www.virtualshareholdermeeting.com/NTNX2024. The webcast will start at 9:00 a.m., Pacific Time. Stockholders may vote and submit questions while attending the meeting online. The webcast will open 15 minutes before the start of the meeting. In order to enter the meeting, you will need the control number. The control number will be included on your proxy card if you are a stockholder of record of shares of common stock or included with your voting instructions received from your broker, bank or other agent if you hold your shares of common stock in a “street name.” Instructions on how to attend and participate online are available at www.virtualshareholdermeeting.com/NTNX2024.”

The first paragraph that follows the question “Who can vote at the Annual Meeting?” under the Questions and Answers about the Annual Meeting section on page 76 of the Proxy Statement is revised to read as follows:

“Only stockholders of record at the close of business on November 7, 2024, the record date for the Annual Meeting, will be entitled to vote at the Annual Meeting. As of the close of business on the record date, there were 267,851,994 shares of Class A common stock outstanding and entitled to vote.”

The paragraph under the heading “Beneficial Owner: Shares Registered in the Name of a Broker or Bank” that follows the question “Who can vote at the Annual Meeting?” under the Questions and Answers about the Annual Meeting section on page 76 of the Proxy Statement is revised to read as follows:

“If, as of the close of business on the record date, your shares of Class A common stock were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name.” The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the virtual Annual Meeting. Since you are not the stockholder of record, you may vote your shares online during the Annual Meeting only by following the instructions from your broker, bank or other agent.”

The third bullet under the heading “Stockholder of Record: Shares Registered in Your Name” that follows the question “How do I vote?” under the Questions and Answers about the Annual Meeting section on page 77 of the Proxy Statement is revised to read as follows:

“To vote by toll-free telephone, call 1-800-690-6903 if you are a stockholder of record or 1-800-454-8683 if you are a “beneficial” stockholder (be sure to have your proxy card in hand when you call).”

The last paragraph under the heading “Stockholder of Record: Shares Registered in Your Name” that follows the question “How do I vote?” under the Questions and Answers about the Annual Meeting section on page 77 of the Proxy Statement is revised to read as follows:

“To vote, you will need the control number. The control number will be included on your proxy card if you are a stockholder of record of shares of Class A common stock, or included with your voting instructions received from your broker, bank or other agent if you hold your shares of Class A common stock in “street name.””

The question “What does it mean if I receive more than one Notice?” under the Questions and Answers about the Annual Meeting section and the answer thereto on page 80 of the Proxy Statement are deleted.

The question “What does it mean if multiple members of my household are stockholders, but we only received one Notice or full set of proxy materials in the mail?” under the Questions and Answers about the Annual Meeting section and the first and second paragraph of the answer thereto on page 80 of the Proxy Statement are revised to read as follows:

“What does it mean if multiple members of my household are stockholders, but we only received one full set of proxy materials in the mail?

The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy the delivery requirements for notices and proxy materials with respect to two or more stockholders sharing the same address by delivering a single set of proxy materials addressed to those stockholders. In accordance with a prior notice sent to certain brokers, banks, dealers or other agents, we are sending only one full set of proxy materials to those addresses with multiple stockholders unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” allows us to satisfy the requirements for delivering notices or proxy materials with respect to two or more stockholders sharing the same address by delivering a single copy of these documents. Householding helps to reduce our printing and postage costs, reduces the amount of mail you receive and helps to preserve the environment. If you currently receive multiple copies of proxy materials at your address and would like to request “householding” of your communications, please contact your broker. Once you have elected “householding” of your communications, “householding” will continue until you are notified otherwise or until you revoke your consent.

To receive a separate copy, or, if a stockholder is receiving multiple copies, to request that we only send a single copy of any notice and, if applicable, our proxy materials, such stockholder may contact us at the following address:”

[Remainder of page left intentionally blank]

NUTANIX, INC. 1740 TECHNOLOGY DRIVESUITE 150SAN JOSE, CA 95110 NUTANIX, INC. The Board of Directors recommends you vote FOR the following nominees and proposals: 1. Election of three Class I directors and three Class II directors to hold office until the annual meeting of stockholders to take place after the end of the fiscal year ending July 31, 2025. Nominees: 1a.Max de Groen 1b.Steven J. Gomo 1c.Mark Templeton 1d.Craig Conway 1e.Virginia Gambale 1f.Brian Stevens For Against Abstain SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/NTNX2024 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. V56553-P17930 For Against Abstain 2. Ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending July 31, 2025. 3.Approval, on a non-binding advisory basis, of the compensation of our named executive officers. The Board of Directors recommends you vote 1 YEAR on the following proposal: 4. Approval, on a non-binding advisory basis, of the frequency of future stockholder advisory votes to approve the compensation of our named executive officers. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. 1 Year 2 Years 3 Years Abstain Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice, Proxy Statement, and Annual Report are available at www.proxyvote.com. V56554-P17930 NUTANIX, INC. Annual Meeting of Stockholders December 13, 2024 9:00 AM, PST This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Rajiv Ramaswami, Rukmini Sivaraman and Brian Martin or any of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this proxy, all of the shares of common stock of NUTANIX, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 AM, PST, on December 13, 2024, to be held virtually, via live webcast at www.virtualshareholdermeeting.com/NTNX2024, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side